UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 23, 2008

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008 and December 30, 2008, Pennsylvania Real Estate Investment Trust (the “Company”) entered into amended and restated compensation-related agreements with each of the Company’s Chief Executive Officer, the three other members of the Company’s Office of the Chairman and the Company’s Chief Financial Officer (collectively, the “Named Executive Officers”). The amendments primarily make several technical changes to the existing compensation-related agreements to comply with the requirements of Section 409A of the Internal Revenue Code. In addition to the Section 409A related changes, certain changes that had previously been agreed to and that were reported in the Company’s Current Report on Form 8-K dated February 20, 2008, were formally incorporated into the amended and restated agreements.

Under the previously disclosed amendments, the date by which the Company will notify each Named Executive Officer (other than Mr. Glickman, whose employment agreement does not specifically provide for such notice) of his base salary, bonus plan eligibility and equity incentive awards for any fiscal year will be not later than April 10th. As amended, each Named Executive Officer (other than Mr. Glickman) has the right to terminate his employment within 10 days after April 10th or, if earlier, the date on which he receives notice of his base salary and bonus plan eligibility, without being subject to the non-competition covenant contained in his employment agreement. Prior to the amendments, the Named Executive Officers had 30 days within which to exercise the termination right. Also, upon the death or disability of each Named Executive Officer (including Mr. Glickman), all outstanding time-based restricted shares will become immediately vested, and all outstanding performance-based restricted shares will remain outstanding under the terms of the applicable award document and will vest or be forfeited in whole or in part under the terms of the award as if the executive’s employment had not terminated.

The amended and restated employment agreements also reflect each Named Executive Officer’s election as an officer of the Company’s operating partnership, PREIT Associates, L.P. (“PALP”), and recites the fact that most of his time and energy will be expended on behalf of PALP and its direct and indirect subsidiaries. It is anticipated that each Named Executive Officer’s amended and restated employment agreement will be assigned by the Company to its wholly-owned subsidiary, PREIT Services LLC, whose obligations would then be guaranteed by PALP.

Copies of the amended and restated employment agreements and the amended and restated supplemental executive retirement agreements between the Company and each of Ronald Rubin, George F. Rubin, Joseph F. Coradino, Robert F. McCadden and Edward A. Glickman are filed as exhibits to this report, as is the restated dividend equivalent rights agreement between the Company and Edward A. Glickman. The above description of the changes to the compensation-related agreements of each of the Named Executive Officers is qualified by reference to the full text of his compensation-related agreements.

The Company also amended its 2003 Equity Incentive Plan on December 23, 2008 to make certain technical changes to comply with the requirements of Section 409A of the Internal Revenue Code. A copy of the amendment is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

(d)

10.1	Amended and Restated Employment Agreement dated as of December 30, 2008 by and between the Company and Ronald Rubin.

10.2	Amended and Restated Employment Agreement dated as of December 30, 2008 by and between the Company and George F. Rubin.

10.3	Amended and Restated Employment Agreement dated as of December 30, 2008 by and between the Company and Joseph F. Coradino.

10.4	Amended and Restated Employment Agreement dated as of December 30, 2008 by and between the Company and Robert F. McCadden.

10.5	Amended and Restated Employment Agreement dated as of December 23, 2008 by and between the Company and Edward A. Glickman.

10.6	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 30, 2008 by and between the Company and Ronald Rubin.

10.7	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 30, 2008 by and between the Company and George F. Rubin.

10.8	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 30, 2008 by and between the Company and Joseph F. Coradino.

10.9	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 30, 2008 by and between the Company and Robert F. McCadden.

10.10	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 23, 2008 by and between the Company and Edward A. Glickman.

10.11	Restated Dividend Equivalent Rights Agreement dated as of December 23, 2008 by and between the Company and Edward A. Glickman.

10.12	Amendment No. 3 to the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: December 30, 2008	By:	/s/ Jeffrey A. Linn
	Name:	Jeffrey A. Linn
	Title:	Executive Vice President

EXHIBIT INDEX

10.1	Amended and Restated Employment Agreement dated as of December 30, 2008 by and between the Company and Ronald Rubin.

10.2	Amended and Restated Employment Agreement dated as of December 30, 2008 by and between the Company and George F. Rubin.

10.3	Amended and Restated Employment Agreement dated as of December 30, 2008 by and between the Company and Joseph F. Coradino.

10.4	Amended and Restated Employment Agreement dated as of December 30, 2008 by and between the Company and Robert F. McCadden.

10.5	Amended and Restated Employment Agreement dated as of December 23, 2008 by and between the Company and Edward A. Glickman.

10.6	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 30, 2008 by and between the Company and Ronald Rubin.

10.7	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 30, 2008 by and between the Company and George F. Rubin.

10.8	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 30, 2008 by and between the Company and Joseph F. Coradino.

10.9	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 30, 2008 by and between the Company and Robert F. McCadden.

10.10	Amended and Restated Supplemental Executive Retirement Agreement dated as of December 23, 2008 by and between the Company and Edward A. Glickman.

10.11	Restated Dividend Equivalent Rights Agreement dated as of December 23, 2008 by and between the Company and Edward A. Glickman.

10.12	Amendment No. 3 to the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan.